January 2018 Supplemental Presentation Prepared In Conjunction With 1/31/18 Press Release VAALCO ENERGY, INC.

Safe Harbor Statement This document includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this document that address activities, events, plans, expectations, objectives or developments that VAALCO expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements may include amounts due in connection with the Company’s withdrawal from Angola, expected sources of future capital funding and future liquidity, future operating losses, future changes in oil and natural gas prices, future strategic alternatives, capital expenditures, future drilling plans, prospect evaluations, negotiations with governments and third parties including with the government of the Republic of Gabon in connection with a revised production sharing contract, expectations regarding processing facilities, production and sales projections, reserve growth, and other issues related to our exit from Angola. These statements are based on assumptions made by VAALCO based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond VAALCO's control. These risks include, but are not limited to, oil and gas price volatility, inflation, general economic conditions, the Company's success in discovering, developing and producing reserves, production and sales differences due to timing of liftings, decisions by our current lender or future lenders, the risks associated with liquidity, the risk that our negotiations with the governments of the Republic of Gabon and the Republic of Angola will be unsuccessful, lack of availability of goods, services and capital, environmental risks, drilling risks, foreign regulatory and operational risks, and regulatory changes. These and other risks are further described in VAALCO's annual report on Form 10-K for the year ended December 31, 2016 and quarterly report on Form 10-Q for the quarter ended September 30 ,2017, and other reports filed with the SEC which can be reviewed at http://www.sec.gov, or which can be received by contacting VAALCO at 9800 Richmond Avenue, Suite 700, Houston, Texas 77042, (713) 623-0801. Investors are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. VAALCO disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. In this press release and presentation, the Company may use the terms “resource potential” and “oil in place”, which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to the Company’s internal estimates of unbooked hydrocarbon quantities that may be potentially added to proved reserves. Unbooked resource potential and oil in place do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from the Company’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil and natural gas prices, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, processing costs, regulatory approvals, negative revisions to reserve estimates and other factors as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves may change significantly as development of the Company’s assets provides additional data. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.  VAALCO ENERGY, INC. 2

VAALCO Overview • Houston-based independent E&P • Excellent reputation as a West Africa operator • Gabon-focused with 100% oil production and reserves moving forward • Operational capacity to take on new assets and projects • $19.7 million cash and cash equivalents (3) • $9.2 million debt (4) Key Metrics  Share Price (1)  $0.77  52-Week Range (1)    $0.68 - $1.23  Market Capitalization (1)  $45 Million  Enterprise Value(5)   $35 Million  Net Production (2)    3,968 BOPD  Proved Reserves (3) 3.0 MMBO 2P Reserves (3)  4.0 MMBO  % Oil (Brent Based Pricing)  100%  % Operated  100% Proven Operator with a Track Record of Success (1) As of 1/30/2018 (2) Q4 2017 average  (3) As of 12/31/2017 (4) As of 12/31/2017, net of deferred financing costs (5) Market Capitalization plus debt less cash and cash equivalents VAALCO ENERGY, INC.  3

Highlights and Recent Key Items • Produced an average of approximately 4,160 net BOPD for calendar 2017, at the high end of the previously-provided annual guidance range • Produced an average of 3,968 net BOPD in the fourth quarter of 2017, slightly below the guidance range, despite two ESP failures in the quarter • Realized pricing of $59.89 per barrel of oil in the fourth quarter of 2017 compared with $51.10 per barrel in the third quarter of 2017 and $41.88 per barrel in the fourth quarter of 2016 (excluding the impact of hedging) • Estimates preliminary full year 2018 production guidance of 3,500 to 4,100 BOPD • Produced an average of approximately 3,680 BOPD to-date in 2018 • Anticipates realized pricing, correlated to Brent, of approximately $67.00 to $70.00 for January sales; VAALCO currently has no hedges in place for 2018 • Estimates operational breakeven price in 2018 is approximately $28 per barrel and its free cash flow breakeven price in 2018 is approximately $38 per barrel of oil sales • At December 31, 2017, VAALCO had an unrestricted cash balance of $19.7 million; the Company reduced debt by $10 million in 2017, resulting in total debt (principal amount) at year-end 2017 of $9.2 million • Increased proved reserves to 3.0 million barrels of oil equivalent (determined under SEC guidelines) with a PV-10 of $22.5 million at year-end 2017, up 15% and 139%, respectively, from December 31, 2016 • Replaced 127% of 2017 production of 1.5 MMBO with proved reserve additions of 1.9 MMBO due to reservoir performance and positive pricing revisions Focused on Maximizing Margins, Maintaining Production and Accretive Acquisitions VAALCO ENERGY, INC. 4

VAALCO Free Cash Flow Overview (2017E) Free cash flow breakeven occurs at $41/ bbl and operational breakeven at $30/ bbl  Operational breakeven excludes workovers. Free cash flow excludes 2017E principal payments of $10.0mm (3) and workovers 2017 Operational Margin Per Barrel(1) $/BOE Sales $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Realized Oil Price  OPEX(2) Tax Margin $50 $60 $70  $25.4 $7.6 $17.0  $25.4 $9.2 $25.4  $25.4 $10.7 $33.9 2017 Free Cash Flow Per Barrel (1) $/BOE Sales $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Realized Oil Price OPEX(2) Tax G&A Capex/ARO(4) Int Exp FCF $50 $60 $70 $25.4 $7.6 $6.9 $1.6 $0.7 $7.7  $25.4 $9.2 $6.9 $1.6 $0.7 $16.2  $25.4 $10.7 $6.9 $1.6 $0.7 $24.7 Each $5/barrel increase in oil price increases annual cash flow by ~$6MM 1) Excludes discontinued operations and workovers 2) Forecasted 2017 3) Forecasted principal payments for 2017 4) Forecasted 2017 Capex & ARO payment VAALCO ENERGY, INC. 5

VAALCO Free Cash Flow Overview (2018E) Free cash flow breakeven occurs at $38/ bbl and operational breakeven at $28/ bbl  Operational breakeven excludes workovers. Free cash flow excludes 2018E principal payments of $6.7mm (3), drilling and completion CapEx , and workovers 2018 Operational Margin Per Barrel(1) $/BOE Sales $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Realized Oil Price $50 $60 $70 OPEX  (2) Tax Margin  $23.9 $7.6 $18.5  $23.9 $9.2 $26.9  $23.9 $10.7 $35.4  2018 Free Cash Flow Per Barrel (1)$/BOE Sales $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Realized Oil Price $50 $60 $70 OPEX(2) Tax G&A Capex/ARO(4) Int Exp FCF $23.9 $7.6 $5.9 $1.5 $0.4 $10.7  $23.9 $9.2 $5.9 $1.5 $0.4 $19.2  $23.9 $10.7 $5.9 $1.5 $0.4 $27.7 Each $5/barrel increase in oil price increases annual cash flow by ~$7MM 1) Excludes discontinued operations and workovers 2) Forecasted 2018 3) Forecasted principal payments for 2018 4) Forecasted 2018 Capex & ARO payment VAALCO ENERGY, INC. 6

VAALCO Year End 2017 Reserves 3.0 MMBO Net Proved Reserves for YE-2017  4.0 MMBO Net Proved + Probable (2P) Reserves for YE-2017  Replaced 127% of 2017 Production Net Proved Reserves, MMBO 0.0  0.5  1.0  1.5  2.0  2.5  3.0  3.5 Year End 2016  2017 Production  Higher Pricing  Performance Additions  Year End 2017 2.6 1.5 0.6 1.3 3.0 • PV-10 of 1P Reserves at SEC Pricing = $22.5 MM; at 12/29/17 Strip 1 = $39.3 MM • PV-10 of 2P Reserves at SEC Pricing = $33.9 MM; at 12/29/17 Strip 1 = $52.7 MM • Amounts are net of expected P&A liabilities Significant Upward Revisions as a Result of Strong Production Performance 1 Brent Oil pricing assumptions used in Strip Pricing PV-10 calculations: $65.38 (2018); $61.65 (2019); $59.10 (2020); and, $57.96 (2021) . The higher Strip Pricing assumptions increase the recoverable reserves. VAALCO ENERGY, INC. 7

VAALCO Strategy We are committed to driving stockholder value by:  • Operating in a safe and environmentally responsible manner • Increasing operational efficiencies and minimizing costs • Leveraging our existing infrastructure, technical expertise, and experience as a West Africa operator overseeing production facilities and major projects • Pursuing development wells and workovers in the Etame Marin Block • Acquiring discovered, underdeveloped and low-risk resources in West Africa • Evaluating value accretive merger and acquisition opportunities • Enhancing margins and adding value Execution of Our Strategy Will Provide Attractive Upside Opportunities VAALCO ENERGY, INC.  8